UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

QUOTIENT LIMITED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on October 29, 2020 QUOTIENT LIMITED BROKER LOGO HERE Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 1 OF 2 12 15 Meeting Information Meeting Type: Annual Meeting For holders as of: August 31, 2020 Date: October 29, 2020 Time: 10:00 AM LST Location: Hotel Drei Koenige AG Paracelsuspark 1 8840 Einsiedeln, Switzerland You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. B A R C O D E Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # 0000472426_1 R1.0.1.18

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Form 10-K 2. Proxy Statement How to View Online: Have the information that is printed in the box marked by the arrow ? (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow ? (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 15, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. ? Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. Internal Use Only 0000472426_2 R1.0.1.18

Voting items

The Board of Directors recommends that you vote FOR the following:

1. Election of Directors

Nominees

01 Franz Walt
02 Isabelle Buckle
03 Frederick Hallsworth
04 Catherine Larue
05 Brian McDonough
06 Heino von Prondzynski
07 Zubeen Shroff
08 John Wilkerson

The Board of Directors recommends you vote FOR the following proposal(s):

9 A non-binding, advisory vote on the compensation paid to the Company's named executive officers, as described in the "Compensation Discussion and Analysis" section of the Company's proxy statement and the related compensation tables, notes and narrative discussion.

The Board of Directors recommends you vote 1 YEAR on the following proposal:

10 A non-binding, advisory vote on the frequency of future advisory votes to approve the compensation paid to the Company's named executed officers.

The Board of Directors recommends you vote FOR the following proposal(s):

11 Vote to approve the Third Amended and Restated 2014 Plan, which reflects amendments to the 2014 Plan to (a) increase the number of ordinary shares authorized for issuance by 750,000 shares and to increase the maximum number of shares that may be issued upon the exercise of incentive stock options by 750,000 shares and (b) modify the "evergreen" provision, pursuant to which the aggregate number of shares authorized for issuance will be automatically increased each year beginning on April 1, 2020 by 0.75% of the number of ordinary shares issued and outstanding on the immediately preceding March 31, or such lesser number of shares as determined by the Company's Board of Directors or the remuneration committee.

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Voting items Continued Reserved for Broadridge Internal Control Information 12 Proposal to re-appoint Ernst & Young LLP as the Company’s auditors from the conclusion of this meeting until the next Annual Meeting of the Company to be held in 2021, to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm and to authorize the directors to determine the fees to be paid to the auditors. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Voting Instructions THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Broadridge Internal Use Only Job # Envelope # Sequence 15 # # of # Sequence # OF## 0000472426_4 R1.0.1.18